UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 8, 2019

RTI SURGICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield Illinois		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

RTI Surgical, Inc., 11621 Research Circle, Alachua, Florida, 32615

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	RTIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 11, 2019, RTI Surgical Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the ”Form 8-K”) in connection with the closing, on March 8, 2019, of the previously announced transaction, pursuant to which RTI Surgical, Inc. (“Legacy RTI”) and Paradigm Spine LLC (“Paradigm”) became direct wholly owned subsidiaries of the Company (the “Transaction”).

This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Legacy RTI and Paradigm would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Transaction. Except as described in this Form 8-K/A, all other information in the Company’s Current Report on Form 8-K filed on March 11, 2019 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of Paradigm as of December 31, 2018, December 31, 2017, and December 31, 2016, and consolidated statements of operations, comprehensive loss, changes in members’ deficit and cash flows for the three years ended December 31, 2018, December 31, 2017, and December 31, 2016, and related notes are included as Exhibit 99.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The required unaudited pro forma combined financial information of Legacy RTI and Paradigm for the three months ended March 31, 2019, and the year ended December 31, 2018, are included as Exhibit 99.2 to this Form 8-K/A.

(d)	Exhibits.

Exhibit No.

23.1	Consent of Deloitte & Touche LLP, independent auditors for Paradigm Spine LLC.

99.1	Audited consolidated balance sheets of Paradigm as of December 31, 2018, December 31, 2017, and December 31, 2016, and consolidated statements of operations, comprehensive loss, changes in members’ deficit and cash flows for the three years ended December 31, 2018, December 31, 2017, and December 31, 2016, and related notes.

99.2	Unaudited pro forma combined financial information of Legacy RTI and Paradigm for the three months ended March 31, 2019, and the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL HOLDINGS, INC.

Date: May 17, 2019	By:	/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: Chief Financial and Administrative Officer